                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                       INTEGRATED MEDICAL RESOURCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                       INTEGRATED MEDICAL RESOURCES, INC.
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 30, 1997

                            ------------------------

    Notice is hereby given that the Annual Meeting of Stockholders of Integrated Medical Resources, Inc. (the "Company") will be held at 11320 West 79th Street, Lenexa, Kansas 66214, on the 30th day of May 1997, at 10:00 a.m. (Central Time) for the following purposes:

    1. To elect two Class I Directors to serve, in each case, for a term of three years.

    2. To ratify the selection of Ernst & Young LLP as the independent auditors for the Company for the 1997 fiscal year.

    3. To amend the 1995 Stock Option Plan of the Company to increase the number of shares of Common Stock subject to option thereunder by 460,000 shares.

    4. To amend the Non-Employee Director Stock Option Plan of the Company to increase the number of shares of Common Stock subject to option thereunder by 40,000 shares.

    5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The Board of Directors has fixed the close of business on April 15, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

    You are cordially invited to attend the meeting. However, whether or not you plan to be personally present at the meeting, please sign and date the enclosed proxy and promptly return it in the envelope provided. No postage is necessary if mailed in the United States. If you attend the meeting, we will be glad to return your proxy so that you may vote in person.

    PLEASE RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THANK YOU.

                                          By Order of the Board of Directors,
                                          TROY A. BURNS, M.D.
                                          CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                          OFFICER AND CHIEF MEDICAL OFFICER

Lenexa, Kansas
April 28, 1997

                       INTEGRATED MEDICAL RESOURCES, INC.
                             11320 WEST 79TH STREET
                              LENEXA, KANSAS 66214
                                 (913) 962-7201

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 30, 1997

                             ---------------------

                         GENERAL INFORMATION CONCERNING
                         PROXY SOLICITATION AND VOTING

GENERAL

    This proxy statement is being furnished on or about April 28, 1997, in connection with the solicitation of proxies by the Board of Directors of Integrated Medical Resources, Inc., a Kansas corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at 11320 West 79th Street, Lenexa, Kansas 66214, at 10:00 a.m. (Central Time) on May 30, 1997, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. In order to provide every stockholder with an opportunity to vote on all matters scheduled to come before the Annual Meeting and to be able to transact business at the meeting, proxies are being solicited by the Company's Board of Directors. Upon execution and return of the enclosed proxy, the shares represented by it will be voted by the persons designated therein as proxies, in accordance with the stockholder's directions. A stockholder may vote on a matter by marking the appropriate box on the proxy or, if no box is marked for a specific matter, the shares will be voted as recommended by the Board of Directors on that matter.

REVOCABILITY OF PROXIES

    The enclosed proxy may be revoked at any time before it is voted by (i) so notifying the Secretary of the Company, (ii) exercising a proxy of a later date and delivering such later proxy to the Secretary of the Company prior to the Annual Meeting or (iii) attending the Annual Meeting and voting in person. Unless the proxy is revoked or is received in a form that renders it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

SOLICITATION

    The Company will bear the cost of solicitation of proxies, which will be principally conducted by the use of the mails; however, there may also be further solicitation in person and by telegram, facsimile transmission and telephone at nominal cost by officers, directors, employees and agents of the Company, who will receive no additional compensation for such solicitation. The Company's expense may include ordinary charges and expenses of brokerage firms and others, for forwarding soliciting material to beneficial owners.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only stockholders of record on the books of the Company at the close of business on April 15, 1997, the record date established for the Annual Meeting, will be entitled to vote at the meeting. On April 15, 1997, the Company had outstanding and entitled to vote 6,715,017 shares of common stock, par value $.001 per share (the "Common Stock"), and no other voting securities. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on April 15, 1997, is necessary to constitute a quorum at the Annual Meeting. Each outstanding share of Common Stock entitles the record holder to one vote. Directors are elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting, so abstentions and broker non-votes will not affect the outcome of the election of Directors. Broker non-votes occur when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Other matters submitted to a vote of the stockholders require the affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote. Thus, abstentions and broker non-votes will have the effect of votes against the proposal.

STOCKHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must comply with the rules of the Securities and Exchange Commission and be received by the Company from qualified stockholders no later than December 29, 1997, in order to be included in the proxy statement and proxy relating to that meeting.

             CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

DIRECTORS BEING NOMINATED FOR RE-ELECTION (CLASS I)

    ALAN D. FRAZIER, age 45, has been a Director of the Company since March 1996. He is the managing partner of Frazier & Company, a private equity capital provider to emerging health care companies. Prior to founding Frazier & Company in 1991, he held executive management positions with Immunex Corporation, Receptech Corporation and Immunology Ventures, a joint venture between Immunex and Sterling Winthrop Pharmaceuticals. Mr. Frazier is a Director of IVI Publishing, Inc., InControl, Inc. and Neopath, Inc.

    JOHN K. TILLOTSON, M.D., age 45, has been a Director and consultant of the Company since December 1995. He has been a Venture Capital Affiliate with Institutional Venture Partners since 1993. From 1990 through 1993, he was Chairman of Occu-MED, a workers compensation cost containment company providing pre-placement medical examinations. Prior to that, he founded and was Chairman and Chief Executive Officer of Managed Health Network, a managed mental health company.

DIRECTORS WITH TERMS EXPIRING IN 1998 (CLASS II)

    SAMUEL D. COLELLA, age 57, has been a Director of the Company since December 1995. He has been affiliated with Institutional Venture Partners VI, a private venture capital firm located in Menlo Park, California since 1984 and currently serves as general partner of Institutional Venture Management VI, the general partner of Institutional Venture Partners VI. He has served as President of Spectra-Physics, where he was employed from 1971 to 1994. Mr. Colella is a Director of Genta, Incorporated, Vivus, Inc., Pharmacopeia, Inc., Onyx Pharmaceuticals, Inc. and Imagyn Medical, Inc., as well as several private companies.

    T. SCOTT JENKINS, age 36, joined the Company as a strategic and financial consultant in early 1992. He served as the Company's Vice President of Finance and Administration from 1992 to 1995, and since 1995 has served as the Company's President and Chief Operating Officer. Mr. Jenkins has been a member of the Company's Board of Directors since December 1992. From 1988 to 1992, Mr. Jenkins served as President of Northern Acceptance Bancorp, a medical finance company. Mr. Jenkins also formed a sole proprietorship, Equicapital Holdings, through which he worked as a financial and strategic consultant in 1992.

DIRECTORS WITH TERMS EXPIRING IN 1999 (CLASS III)

    TROY A. BURNS, M.D., age 35, founded the first clinic operated under the name of The Diagnostic Center for Men-SM- (a "Center") in 1990 and since that time has been employed full-time by the Company or its predecessors. He served as President of the Company from its inception to 1995 and currently serves as Chairman of the Board, Chief Executive Officer and Chief Medical Officer. Dr. Burns has been a Director of the Company since March 1991. Dr. Burns also serves as the sole Director, President and Treasurer of most of the Centers. Prior to establishing the first Center, he was engaged in general medical practice at urgent care centers in the Kansas City area from 1987 to 1990. Dr. Burns was a founding member and remains on the Board of the American Academy of Male Sexual Health. Dr. Burns received his medical degree from the University of Missouri-Kansas City School of Medicine in 1986 and completed his internship in Internal Medicine at St. Luke's Hospital of Kansas City in 1987.

    BRUCE A. HAZUKA, age 50, has been a Director and consultant of the Company since April 1996. He has spent 27 years in general management, marketing and operations positions in the health care field, including executive management positions with C.R. Bard and Foster Medical, a subsidiary of Avon Products. He is the founder of Healthcare Associates, Inc., an investment and consulting firm, for which he has served as President and CEO. He was also the Chairman and CEO for Allscrips Pharmaceuticals, Inc. from 1992 to 1994. He is currently Executive Vice President of UROHEALTH Systems, Inc., a publicly traded urological products company.

COMMITTEES OF THE BOARD OF DIRECTORS

    The standing committees of the Board of Directors consist of an Audit Committee and a Compensation Committee.

    The Audit Committee consists of Messrs. Frazier and Tillotson. The Audit Committee annually makes recommendations to the Board regarding the appointment of independent auditors of the Company and reviews the scope of audits.

    The Compensation Committee consists of Messrs. Colella and Hazuka. The Compensation Committee annually reviews and makes recommendations to the Board of Directors regarding compensation arrangements with the executive officers of the Company.

    During the 1996 fiscal year, the Board of Directors met ten times, the Audit Committee met two times and the Compensation Committee met one time. All Directors attended at least 92% of the meetings of the Board of Directors and the committees on which they served.

COMPENSATION OF DIRECTORS

    Directors who are not employed by or otherwise affiliated with the Company ("Outside Directors") received $1,000 for each meeting of the Board of Directors attended in person and $500 for each Board or committee meeting attended other than in person during 1996. Under to the Company's Non-Employee Director Stock Option Plan, each Outside Director has been granted an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $7.00 per share, of which approximately one third becomes exercisable annually. Directors who are not Outside Directors currently do not receive any cash compensation from the Company for their services as members of the Board of Directors, although they are reimbursed for reasonable out-of-pocket expenses in attending any meetings of the Board.

               CERTAIN INFORMATION CONCERNING EXECUTIVE OFFICERS

    ROBERT E. BLUE, age 42, has served as Vice President, Information Systems, for the Company since February 1996 and as Manager of Software Systems from November 1994 to October 1995. He worked as a software consultant for Professional Resources Inc. from October 1995 to February 1996. Mr. Blue has also been employed as a software engineer by both ElectroCom Automation and Brite Voice Systems, where he worked from September 1993 to October 1994 and September 1990 to September 1993, respectively.

    BEVERLY O. ELVING, age 43, is a Certified Public Accountant who joined the Company in September 1996. Ms. Elving currently serves as Chief Financial Officer and Vice President, Finance and Administration. From 1990 to 1996, she was employed by the Federal Deposit Insurance Corporation, where she served as Associate Regional Director of Administration, Director of Financial Operations and, most recently, as Vice President, Financial Operations and Accounting.

    J. CHARLES MALOTT, age 53, joined the Company in 1996 to become its Vice President, Human Development. From 1990 through 1996, Mr. Malott held the position of Regional Training Consultant with Farmland Industries, where he addressed management practices, communications and human resource management for over 250 retail agricultural cooperatives associated with Farmland.

    JULIAN M. PARRENO, age 46, joined the Company in May 1996 as Vice President, Marketing and Sales, coming from the position of Director, International Marketing, for Hoechst Marion Roussel, Inc. in Kansas City, a position he had held since 1991. Prior to that time, he was Product Group Director for respiratory and central nervous system products at Hoechst Marion Roussel (formerly Marion Merrell Dow, Inc.) where he was involved in the commercial development of terfenadine (Seldane-Registered Trademark-). He also served as advertising director for Merrell Dow U.S.A.

    WILLIAM C. RAUP, age 39, joined the Company in September 1996 as Vice President, Call Center Operations. From 1991 through 1996, Mr. Raup served as Vice President, then Senior Vice President of Operations and New Business Development with Consumer Health, a large call center agency specializing in healthcare marketing applications. From 1983 through 1991 he designed and directed call center operations and advertising for PROLOGUE/1-800-DOCTORS.

    DONZA T. WORDEN, II, M.D., age 43, joined the Company in October 1996 as Senior Vice President, Clinical Operations, after having worked from 1988 to 1996 for Emergency Consultants, Inc., a company which provides emergency department and ambulatory care facility management and staffing, as well as educational programs. Dr. Worden's positions at Emergency Consultants, Inc. included those of President, Chief Operating Officer and Regional Director.

    MARK D. ZACH, age 34, joined the Company in March 1997 as Vice President and Controller. Prior to working for the Company, Mr. Zach served as Controller for AmeriConnect, Inc., a long-distance reselling company, from January 1995 to March 1997 and as Regional Controller for Inacom Information Systems, Inc., a computer reselling company, from June 1992 to September 1994.

                                     ITEM 1
                             ELECTION OF DIRECTORS

    The Board of Directors recommends a vote FOR the following nominees:

Alan D. Frazier
John K. Tillotson,
M.D.

    The Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. At the meeting on May 30, 1997, the terms of two nominees are expiring. If elected, the nominees would hold office for a three-year term expiring in 2000. Other Directors are not due for election this year and will continue in office for the remainder of their terms.

    Both of the nominees are currently Directors of the Company and were elected at the 1996 Annual Meeting of the Stockholders. The shares represented by your proxy will be voted, unless authority to vote is withheld, FOR the election of Mr. Frazier and Dr. Tillotson. In the event either Mr. Frazier or Dr. Tillotson should become unavailable for election, which is not anticipated, the proxies will be voted for a Board-approved substitute, or the Board may reduce the number of Directors. Mr. Frazier and Dr. Tillotson have agreed to serve if elected, and the Company has no reason to believe that either of them will be unavailable to serve. Additional information concerning the nominees is set forth in "Certain Information Concerning the Board of Directors."

                                     ITEM 2
                      RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year 1997.

    The Board of Directors, on the recommendation of the Audit Committee, has selected the firm of Ernst & Young LLP, as independent auditors to examine the financial statements of the Company and its subsidiaries for the fiscal year 1997. The stockholders are being asked to ratify this selection. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

    Ernst & Young LLP replaced the Company's previous auditors, Mayer Hoffman McCann L.C., who were dismissed in March 1996. The change of auditing firms was approved by the Board. Mayer Hoffman McCann L.C. did not prepare a report with respect to the Company's financial statements for either fiscal 1995 or fiscal 1996.

                                     ITEM 3
          AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK AVAILABLE
                          FOR OPTIONS UNDER SUCH PLAN

    The Board of Directors recommends a vote FOR the amendment of the Company's 1995 Stock Option Plan (the "Plan") increasing the number of shares of Common Stock subject to option thereunder by 460,000.

    The stockholders are being asked to ratify an amendment to the Plan. Although the Plan has 700,000 shares authorized for option grants, there are, as of April 15, 1997, only a total of 89,889 shares of Common Stock remaining available for option grants under it. The amendment increases the number of shares of Common Stock available for options under the Plan by 460,000 shares.

    The text of the proposed amendment is as follows:

        The first paragraph of Section 3 is hereby amended to read as follows:

           "Section 3.  STOCK SUBJECT TO THE PLAN.  Subject to the provisions of
           Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,160,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

1995 STOCK OPTION PLAN

    The Plan provides for the grant of both nonqualified stock options and options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and is administered by the Board. The Board has authority to establish specific terms and conditions relative to awards granted pursuant to the Plan, including, but not limited to, conditions on exercise. Certain members of the Board hold, directly or indirectly, shares representing greater than 10% of the Common Stock of the Company and/or its affiliates.

    The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and any Parent, Subsidiary or other Affiliate of the Company (approximately 167 eligible persons at April 15, 1997) and to promote the success of the Company (capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan). To accomplish these objectives, the Plan authorizes the grant of incentive stock options and non-qualified stock options.

    The Plan shall be in effect for a term of ten years from its adoption, unless terminated sooner by the Board which may, at any time, amend, alter, suspend or discontinue the Plan, so long as the amendment, alteration, suspension or discontinuation does not impair the rights of any Optionee without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act of 1933 or with Section 422 of the Internal Revenue Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

    The aggregate number of shares reserved for issuance pursuant to the Plan is equal to 700,000 shares of Common Stock. Common Stock optioned and/or sold under the Plan may be either authorized but unissued shares of Common Stock or shares of reacquired Common Stock.

    The exercise price for any incentive stock options will be at least 100% of the fair market value of the Common Stock at the time the Option is granted (110% if granted to an Employee owning 10% or more of the outstanding Common Stock). The exercise price for any non-qualified stock options will be as determined by the Board. The Board may provide for payment of the exercise price by one or more of the following: cash, check, or other documentation, or by delivery of other Common Stock of the Company having a market value equal to the exercise price, and which, if acquired upon exercise of an Option, has been owned by the Optionee for more than six months on the date of surrender. The period of any Option will be determined by the Board, but may not be longer than ten years from the date of grant. In the case of incentive stock options granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option is five years from the date of grant or such shorter term as may be determined by the Board. The Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Only employees of the Company or of its Parent or Subsidiary are eligible for incentive stock options.

    No Employee may receive Options for more than 100,000 Shares under the Plan in any fiscal year, except that an Employee may be granted Options to purchase up to an additional 100,000 Shares in connection with his or her initial employment.

    The Plan provides that, unless stated otherwise in the applicable Notice of Grant, Options may be exercised to the extent the Optionee was entitled to exercise them at the date of termination, for three months following termination of employment or service as a Consultant or, in the case of non-qualified stock options, for such other period of time as stated in the Notice of Grant. In the event that termination is due to death or disability, however, the Option is exercisable for a maximum of twelve months after such termination. In no case may the Option be exercised after its expiration date.

    Under the Plan, the Board may grant Options that qualify as "incentive stock options" ("ISOs") as defined in Section 422 of the Code. The grantee of an ISO will not recognize taxable income by reason of the grant or the exercise of an ISO. Under Code Section 422, if an Optionee exercises an ISO and retains the acquired shares for at least one year after the date of transfer and for at least two years after the date of grant, any gain realized upon disposition will be taxable to the grantee as a long-term capital gain, and the Company will not be entitled to any tax deduction. However, if the grantee does not satisfy the applicable holding periods, the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the price received upon disposition of the shares generally will be treated as compensation taxable to the grantee as ordinary income. Any additional gain upon such disposition will be taxed as capital gain. The Company then will be entitled to a deduction in the amount constituting ordinary income to the grantee. At the time of exercise, the difference between the price paid and the market value of the stock (the "bargain element"), is treated as an "adjustment" in the calculation of "alternative minimum taxable income" and may result in the imposition of the "alternative minimum tax."

    The grantee of a non-qualified stock option ("NQSOs") will not recognize taxable income when the NQSO is granted. At the time of exercise, the grantee will recognize ordinary income, subject to withholding, and the Company will be entitled to a corresponding deduction in the amount by which the market value of the purchased shares at the time of exercise exceeds the exercise price for such shares. If an Optionee thereafter sells such shares, the gain or loss, if any, realized upon such disposition will constitute capital gain or loss to the Optionee.

    As of the date hereof, stock options have been granted with respect to 610,111 shares available under the Plan. Of those options, none was exercisable as of April 15, 1997. The closing market price of the Common Stock of the Company on the NASDAQ National Market System was $2.25 per share on April 15, 1997.

    As of April 15, 1997, the following persons or groups held options to purchase shares of Common Stock under the Plan as indicated:

                                                                                 NUMBER OF
                                                                             SHARES UNDERLYING
                                                                              OPTIONS HELD(1)
                                                                             -----------------
Troy A. Burns, M.D., ......................................................         14,405
  CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND CHIEF MEDICAL OFFICER

T. Scott Jenkins, .........................................................         11,858
  PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR

All executive officers as a group..........................................        284,835

All directors who are not executive officers...............................         30,000(2)

All employees other than executive officers................................        295,276

------------------------------

(1) The weighted average exercise prices per share for Dr. Burns, Mr. Jenkins, all executive officers as a group, all directors who are not executive officers and all employees other than executive officers are $4.23, $3.84, $3.87, $3.70 and $5.03, respectively.

(2) Includes an option held by Dr. Tillotson, one of the Director nominees, to purchase 20,000 shares of Common Stock.

                                     ITEM 4
           AMENDMENT TO THE COMPANY'S NON-EMPLOYEE STOCK OPTION PLAN
                INCREASING THE NUMBER OF SHARES OF THE COMPANY'S
               COMMON STOCK AVAILABLE FOR OPTIONS UNDER SUCH PLAN

    The Board of Directors recommends a vote FOR the amendment of the Company's Non-Employee Director Stock Option Plan (the "Director Plan") increasing the number of shares of Common Stock subject to option thereunder by 40,000.

    The stockholders are being asked to ratify an amendment to the Director Plan. Although the Director Plan has 100,000 shares authorized for option grants, there are currently only a total of 60,000 shares of Common Stock remaining available for option grants under it. The amendment increases the number of shares of Common Stock available for options under the Director Plan by 40,000 shares.

    The text of the proposed amendment is as follows:

        Section 4.1 is hereby amended to read as follows:

           "4.1 AVAILABLE SHARES. Subject to Section 4.2 below, the maximum aggregate number of Shares which may be granted and sold under the Plan is 140,000; provided, however, that Shares subject to an Option granted under this Plan shall, upon the expiration or termination of such Option, to the extent unexercised, again be available for grant under this Plan. Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof."

    The Company's Director Plan is meant to attract, motivate and retain non-employee directors of the Company and its affiliates. To accomplish these objectives, the Director Plan authorizes the grant of non-qualified stock options to non-employee directors (four eligible persons at April 15, 1997).

    The Director Plan is administered by the Board. For additional information on the terms of the Board of Directors, see "Certain Information Concerning the Board of Directors" and "Item 1 Election of Directors." The Board has authority to establish specific terms and conditions relative to awards granted pursuant to the Director Plan, including but not limited to, conditions on exercise. Certain members of the Board hold, directly or indirectly, shares representing greater than 10% of the Common Stock of the Company and/or its affiliates.

    The exercise price for the stock options will be as determined by the Board. Payment of the exercise price may be by cash or by certified or cashier's check. At the Board's discretion, payment may also be by one or a combination of the following methods: delivery of other Common Stock of the Company having a market value equal to the exercise price, by delivery of an executed promissory note representing indebtedness of the participant to the Company, or by any other means which the Board in its sole discretion determines to provide legal consideration and to be consistent with the purposes of the Director Plan. The period of any option will be determined by the Board.

    The Board may impose transfer restrictions on any shares acquired pursuant to the exercise of an option under the Director Plan as it deems advisable or appropriate in its sole discretion.

    The Director Plan provides that, upon a Change in Control (as defined in the Director Plan), all options granted under the Director Plan that are then outstanding and not then exercisable shall, unless otherwise provided for in other agreements applicable thereto, become immediately exercisable as of the first date that the change in control shall be deemed to have occurred, and shall remain as such for the remaining life of the options as provided in the Director Plan and related agreements. The Board may limit the applicability of this provision with respect to that portion, if any, of any option to which
Section 280G of the Internal Revenue Code of 1986, as amended, is applicable.

    See "Item 3 Amendment to the Company's 1995 Stock Option Plan Increasing the Number of Shares of the Company's Common Stock Available for Options under such Plan" for a discussion of the tax consequences of NQSOs.

    As of the date hereof, stock options have been granted with respect to 40,000 shares available under the Director Plan. Of those options, none was exercisable on April 15, 1997.

    As of April 15, 1997, the following persons or groups held options to purchase shares of Common Stock under the Plan as indicated at an exercise price of $3.70 per share:

                                                                                 NUMBER OF
                                                                             SHARES UNDERLYING
                                                                               OPTIONS HELD
                                                                             -----------------
Troy A. Burns, M.D., ......................................................         --
  CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND CHIEF MEDICAL OFFICER

T. Scott Jenkins, .........................................................         --
  PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR

All executive officers as a group..........................................         --

All directors who are not executive officers...............................         40,000(1)

All employees other than executive officers................................         --

------------------------------

(1) Includes an option held by Mr. Frazier to purchase 10,000 shares of Common Stock and an option held by Dr. Tillotson to purchase 10,000 shares of Common Stock. Both Mr. Frazier and Dr. Tillotson are Director nominees.

                             EXECUTIVE COMPENSATION

EMPLOYMENT CONTRACTS

    The Company has entered into employment agreements with Dr. Burns and with Mr. Jenkins. These agreements have initial terms of three years and automatically renew for successive one-year terms unless either party gives timely notice of non-renewal. The agreements provide for initial annual base salaries of $157,000 for Dr. Burns and $147,000 for Mr. Jenkins. In the event the Company terminates the employee without cause, as defined in the agreement, the employee's salary and health benefits will be continued for six months and all outstanding options will immediately become exercisable. If, within six months following a change in control of the Company, as defined in the agreements, the Company terminates the employee without cause or the employee leaves the Company for reason, as defined in the agreement, the severance period is extended to one year, the outstanding options become immediately exercisable, and the employee can require the Company to purchase up to 10% of the employee's share holdings in the Company or resulting entity at fair value, as defined in the agreements.

COMPENSATION AND OPTION SUMMARY

    The table below sets forth information concerning the annual and long-term compensation paid to the Chief Executive Officer and the other most highly paid executive officer whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM COMPENSATION
                                                                                              ----------------------------
                                                              ANNUAL COMPENSATION               NUMBER OF
                                                    ----------------------------------------   SECURITIES
                                                                                  OTHER        UNDERLYING
                                                                                 ANNUAL          OPTIONS       ALL OTHER
                                                      SALARY       BONUS      COMPENSATION       GRANTED     COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR        ($)          ($)            ($)             (#)            ($)
---------------------------------------  ---------  ----------  -----------  ---------------  -------------  -------------
Troy A. Burns, M.D. ...................       1996  $  157,000          --             --          14,405      $   1,345(1)
  Chief Executive Officer and Chief           1995     120,000          --             --              --          1,200(1)
  Medical Officer                             1994      91,000          --             --              --          1,260(1)

                                              1996  $  147,000          --             --          11,858             --
T. Scott Jenkins ......................       1995      96,000          --             --              --             --
  President and Chief Operating Officer       1994      76,000          --             --              --             --

------------------------------

(1) Consists of premiums paid by the Company for disability insurance

    The table below sets forth information concerning grants of stock options to the Named Executive Officers during 1996:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                               INDIVIDUAL GRANTS
                                                           ----------------------------------------------------------
                                                            NUMBER OF
                                                           SECURITIES     % OF TOTAL
                                                           UNDERLYING       OPTIONS
                                                             OPTIONS      GRANTED TO     EXERCISE OR
                                                             GRANTED     EMPLOYEES IN    BASE PRICE     EXPIRATION
NAME                                                           (#)        FISCAL YEAR      ($/SH)          DATE
---------------------------------------------------------  -----------  ---------------  -----------  ---------------
Troy A. Burns, M.D.......................................       2,150(1)          .31%    $    4.07      June 7, 2001(4)
                                                                  100(2)          .02          4.07      June 7, 2001(4)
                                                               12,155(3)         1.77        4.2625     Dec. 31, 2001(4)

T. Scott Jenkins.........................................       1,800(1)          .26%    $    3.70      June 7, 2003
                                                                  100(2)          .02          3.70      June 7, 2003
                                                                9,958(3)         1.45         3.875     Dec. 31, 2003

------------------------------

(1) The shares underlying this stock option will be fully vested and exercisable on March 15, 1998.

(2) Twenty-Five percent (25%) of the shares subject to this option become exercisable on June 7, 1997. One forty-eighth ( 1/48) of the shares subject to this option become exercisable each month thereafter.

(3) Granted pursuant to the 1997 Executive Bonus Plan (the "Executive Plan"). Initially exercisable on February 28, 1998, contingent upon meeting the 1997 bonus requirements of the Executive Plan. However, fifty percent (50%) of the shares underlying the option vest on December 31, 1997, and the remaining fifty percent (50%) vest on December 31, 1998. Once the initial exercise date has arrived and contingency requirements have been met, the optionee can immediately exercise those underlying shares that have vested.

(4) Because Dr. Burns beneficially holds greater than 10% of the outstanding stock of the Company, in accordance with the terms of the 1995 Stock Option Plan, incentive stock options were granted to him at 110% of the fair market value of the Common Stock and expire no more than five years from the date of grant.

    The table below sets forth certain information with respect to the number and value of options held by the Named Executive Officers at the end of 1996:

                      AGGREGATED OPTION EXERCISES IN 1996
                        AND 1996 YEAR-END OPTION VALUES

                                                                  NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                       UNDERLYING                  IN-THE-MONEY
                                       SHARES                    UNEXERCISED OPTIONS AT             OPTIONS AT
                                      ACQUIRED                     DECEMBER 31, 1996            DECEMBER 31, 1996
                                         ON          VALUE                (#)                          ($)
                                      EXERCISE     REALIZED    --------------------------  ----------------------------
NAME                                     (#)          ($)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE(1)
-----------------------------------  -----------  -----------  -----------  -------------  -----------  ---------------
Troy A. Burns, M.D.................      --           --           --            14,405        --             --

T. Scott Jenkins...................      --           --           --            11,858        --          $  332.50

------------------------------

(1) Represents the difference between the closing market price of the Common Stock on the NASDAQ National Market System on December 31, 1996 and the exercise price of the options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN AGREEMENTS AND TRANSACTIONS WITH DR. BURNS AND MR. JENKINS

    The Company has entered into Services Agreements, facility subleases and equipment leases with the Centers, most of which are controlled by Dr. Burns. The aggregate fees received by the Company pursuant to the Services Agreements during 1995 were approximately $4.3 million and were approximately $5.5 million during 1996. In connection with the opening of new Centers, the Centers execute promissory notes in favor of the Company, normally in the amount of $90,000, which are secured by accounts, inventory and equipment. In addition, Dr. Burns has granted to the Company a noncancelable option to designate another qualified person to acquire at any time for a nominal amount his ownership interest in any of the professional corporations, now existing or established in the future, that operate any Center.

    Dr. Burns and Mr. Jenkins have each personally guaranteed a $2.0 million revolving line of credit, which had an outstanding balance of $700,000 at April 15, 1997. The revolving line of credit bears interest at the bank's prime rate plus 1% per year, and the loan will mature on December 31, 1997. In addition, Dr. Burns has personally guaranteed several equipment leases of the Company.

TRANSACTIONS WITH UROHEALTH SYSTEMS, INC.

    In December 1995, the Company entered into a purchase agreement with UROHEALTH Systems, Inc. ("Urohealth"), a company for which Bruce A. Hazuka, a Director of the Company, serves as Executive Vice President. Under the agreement, the Company paid Urohealth an initial sum of $441,000 for the purchase of Rigiscan equipment to be used in providing clinical services at the Centers subsequent to December 31, 1995. The total obligation under the agreement was approximately $1.8 million, the remaining portion of which was financed by Urohealth and which will be utilized as the Company takes delivery of the diagnostic equipment securing the obligation. At December 31, 1996, approximately $1.1 million was outstanding under this financing arrangement. The balance of the obligation will be paid in equal installments on a 36 month straight-line basis following equipment delivery plus interest at the Applicable Federal Rate. The Company has also received additional Rigiscan equipment from Urohealth for which it owed approximately $235,000 at December 31, 1996.

    In December 1995 the Company entered into an agreement with Urohealth pursuant to which the Company indicated its intention to purchase substantially all of its vacuum constriction devices ("VCDs") from Urohealth through December 1997. During 1996, the Company purchased 2,249 VCDs under this agreement at an aggregate price of $244,080. Also during 1996, the Company received 425 VCDs from Urohealth at no cost.

    Effective September 1996, the Company entered into a separate agreement with Urohealth to purchase additional Rigiscan equipment at a total price of $410,000, $102,500 of which was paid by the Company at the execution of the agreement. The remaining balance, plus interest at 5.22%, will be paid in monthly installments over a three-year period. As of December 31, 1996, approximately $300,000 was outstanding under this agreement.

    In December 1996, the Company entered into another agreement with Urohealth to finance the purchase of Rigiscan equipment to be used in providing clinic services. The total obligation under the agreement is approximately $3 million. Pursuant to the terms of the Agreement, the Company purchases specified quantities of Rigiscan equipment through 1998, with 25% of the obligation for each shipment received being due upon delivery. The remaining balance will be paid in monthly installments over the three-year period following equipment delivery plus interest at 5.75%.

PURCHASE OF PREFERRED STOCK

    SERIES A PREFERRED STOCK. On December 19, 1995, the Company entered into an agreement in which the Company sold 1,054,054 shares of Series A Preferred Stock to Institutional Venture Partners VI and its affiliates for approximately $3.9 million. The shares were later converted to shares of Common Stock. Samuel D. Colella and John K. Tillotson, Directors of the Company, are affiliated with Institutional Venture Partners VI.

    SERIES B PREFERRED STOCK. On March 29, 1996, the Company entered into an agreement in which the Company sold 222,222 shares of Series B Preferred Stock to Frazier Healthcare II, L.P. for $1.0 million. The shares were later converted to shares of Common Stock. Alan D. Frazier, a Director of the Company, is affiliated with Frazier Healthcare II, L.P.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    To the Company's knowledge, all Section 16(a) filing requirements applicable to its Directors, executive officers and ten percent holders were satisfied during the fiscal year ended December 31, 1996.

           CERTAIN BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

    The following table sets forth information as of April 15, 1997 concerning the shares of Common Stock beneficially owned by (i) each person known by the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Stock, (ii) each of the Directors of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table and
(iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power over the shares listed.

                                                          AMOUNT AND NATURE
                                                            OF BENEFICIAL          PERCENT OF
NAME OF BENEFICIAL OWNER(1)                                   OWNERSHIP           COMMON STOCK
------------------------------------------------------  ----------------------  -----------------
Troy A. Burns, M.D. and Catherine P. Burns(2)(3)......          1,386,025                20.6%

Institutional Venture Partners VI(4)..................          1,054,054                15.6

Frazier Healthcare II, L.P.(5)........................            873,843                13.0

T. Scott Jenkins(2)...................................            228,775                 3.4

Samuel D. Colella(6)..................................          1,054,054                15.6

Alan D. Frazier(7)....................................            879,843                13.1

Bruce A. Hazuka(2)(8).................................              2,500               *

John K. Tillotson, M.D.(2)(6).........................              5,000               *

All directors and executive officers as a group (13
  persons)(2)(9)......................................          3,588,997                53.3

------------------------------

 *  Less than 1%

(1) The business address for each officer of the Company is 11320 West 79th Street, Lenexa, Kansas 66214.

(2) Includes certain shares subject to options exercisable within 60 days of April 15, 1997: 25 shares for Dr. Burns; 25 shares for Mr. Jenkins; 2,500 shares for Mr. Hazuka; 5,000 shares for Dr. Tillotson; and 23,800 shares for all executive officers and directors as a group.

(3) Includes 985,967 shares owned by the Troy A. Burns Revocable Trust, Troy A. Burns, Trustee and 400,000 shares owned by the Catherine P. Burns Revocable Trust, Catherine P. Burns, Trustee. Catherine Burns is the spouse of Dr. Burns. Dr. Burns disclaims beneficial ownership of the shares held by the Catherine P. Burns Revocable Trust except to the extent of his pecuniary interest therein.

(4) Includes shares owned by Institutional Venture Management VI ("IVM"), the general partner of Institutional Venture Partners VI ("IVP"), and IVP Founders Fund I, L.P. ("FFI"), the general partner of which is IVM. Mr. Colella is a general partner of IVM. The business address for IVP, IVM and FFI is 3000 Sand Hill Road, Building 2, Suite 290, Menlo Park, California 94025.

(5) The business address for Frazier Healthcare II, L.P. is Two Union Square, Suite 2110, Seattle, Washington 98101.

(6) The business address for Mr. Colella and Dr. Tillotson is 3000 Sand Hill Road, Building 2, Suite 290, Menlo Park, California 94025. Includes 1,054,054 shares of Common Stock beneficially owned by IVP, which Mr. Colella may be deemed to beneficially own by virtue of his interest as a general partner of IVM. Mr. Colella disclaims beneficial ownership of such shares except to the extent of his partnership interest.

(7) The business address for Mr. Frazier is Two Union Square, Suite 2110, Seattle, Washington 98101. Includes 873,843 shares of Common Stock held by Frazier Healthcare II, L.P. ("FH II"), which Mr. Frazier may be deemed to beneficially own. Mr. Frazier is the sole stockholder of Frazier & Company, Inc., which is the managing member of Frazier Management, LLC, which is the managing member of FHM II, LLC, the general partner of FH II. Mr. Frazier disclaims beneficial ownership of such shares except to the extent of his stockholder interest.

(8) The business address for Mr. Hazuka is 1125 Lindero Canyon Road #A8-245, Westlake Village, California 91362.

(9) Includes shares as to which certain officers and directors disclaim beneficial ownership. See Notes 3, 6 and 7.

                                 OTHER BUSINESS

    As of the date of this proxy statement, management knows of no other matters to be presented at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Board of Directors encourages each stockholder to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their shares personally even though they have sent in their proxies.

                                          By Order of the Board of Directors,
                                          TROY A. BURNS, M.D.
                                          CHAIRMAN OF THE BOARD, CHIEF MEDICAL
                                          OFFICER AND CHIEF EXECUTIVE OFFICER

Lenexa, Kansas
April 28, 1997

                                                                      APPENDIX A


                          INTEGRATED MEDICAL RESOURCES, INC.
                     AMENDED AND RESTATED 1995 STOCK OPTION PLAN


    1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of Integrated Medical Resources, Inc. and any Parent, Subsidiary or other Affiliate of the Company and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

         (b) "AFFILIATE" means any corporation or other entity (including, but not limited to, partnerships, limited liability companies and joint ventures) controlling, controlled by, or under common control with, the Company, including Diagnostic Centers for Men.

         (c)  "BOARD" means the Board of Directors of the Company.

         (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

         (f) "COMMON STOCK" means the common stock of the Company, par value $.001 per share, designated as Common Stock.

         (g)  "COMPANY" means Integrated Medical Resources, Inc.

         (h) "CONSULTANT" means any person who is engaged by the Company or any Parent, Subsidiary or other Affiliate of the Company to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not. If and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship with the Company, any Parent, Subsidiary or other Affiliate of the Company is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (A) any leave of absence approved by the Company, or (B) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or other Affiliate of the Company. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

         (j)  "DISABILITY" means total and permanent disability as defined in
    Section 22(e)(3) of the Code.

         (k) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent, Subsidiary or other Affiliate of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (p)  "OPTION" means a stock option granted pursuant to the Plan.

         (q)  "OPTIONED COMMON STOCK" means the Common Stock subject to an
    Option.

         (r)  "OPTIONED STOCK" means the Common Stock subject to an Option.

         (s) "OPTIONEE" means an Employee or Consultant who receives an Option.

         (t) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (u)  "PLAN" means this 1995 Stock Option Plan.

         (v) "SECTION 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

         (w) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

         (x) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,160,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program authorized by the Administrator, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

    4.   ADMINISTRATION OF THE PLAN.

         (a) INITIAL PLAN PROCEDURE. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.

         (b) PLAN PROCEDURE AFTER THE DATE, IF ANY, UPON WHICH THE COMPANY BECOMES SUBJECT TO THE EXCHANGE ACT.

              (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS SUBJECT TO SECTION 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 or its successor statute relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which
                      Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

              (ii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy the legal requirements, if any, relating to the administration of incentive stock option plans of state corporate and securities laws, of the Code, and of any stock exchange or national market system upon which the Common Stock is then listed or traded (the "Applicable Laws"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

         (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

              (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

              (v)     to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(e) instead of Common Stock;

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

              (ix) to provide for the early exercise of Options for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine; and

              (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

         (d) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

    5.   ELIGIBILITY.

         (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees of the Company or any Parent or Subsidiary of the Company. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

         (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

              For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (c) The Plan shall not confer upon any Optionee any right with respect to the continuation of the Optionee's employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

         (d) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options to Employees:

              (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 100,000 Shares.

              (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 100,000 Shares which shall not count against the limit set forth in subsection (i) above.

              (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

              (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

    7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

    8.   OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

              (i)     In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                      (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per share exercise price shall be determined by the Administrator.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
    (2) check, (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (4) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (5) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    9.   EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) a stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee, Employee to Consultant, or from Employee of the Company to Employee of an Affiliate of the Company, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option if the Optionee is no longer an Employee of the Company, a Parent of the Company or a Subsidiary of the Company and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

         (c) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of his or her Option as set forth in the Option Agreement), exercise the Option to the extent the Optionee was otherwise entitled to exercise it on the date of such termination. To the extent that the Optionee is not entitled to exercise the Option on the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

         (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         (f) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    10. NON-TRANSFERABILITY OF OPTIONS. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately and respectively adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.
         (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen
    (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Common Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

    13.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national market system upon which the Common Stock is then listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    15. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company, after a good faith effort, to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

    17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is then listed or traded.


                                       INTEGRATED MEDICAL RESOURCES, INC.


                                       By:  /S/ T. Scott Jenkins
                                            -----------------------------------
                                            T. Scott Jenkins
                                            President

                                                                      APPENDIX B


                         INTEGRATED MEDICAL RESOURCES,  INC.
                       NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                                      SECTION 1
                                 PURPOSE AND DURATION

    1.1  EFFECTIVE DATE.  This Plan permits the grant of Options to
Non-Employee Directors of the Company. This Plan became effective on August 13, 1996.

    1.2 PURPOSE OF THIS PLAN. This Plan is intended to attract, motivate, and retain Non-Employee Directors of the Company and its Affiliates.


                                      SECTION 2
                                     DEFINITIONS

    The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

    2.1 "1934 ACT" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

    2.2 "ADMINISTRATOR" means the Board as administrator of this Plan pursuant to Section 3.1.

    2.3 "AFFILIATE" means any corporation or any other entity, including partnerships and joint ventures, which, directly or indirectly, controls, is controlled by, or is under common control with, the Company, whether now or hereafter existing.

    2.4 "AWARD" means, individually or collectively, a grant under this Plan of an Option.

    2.5 "AWARD AGREEMENT" means the written agreement setting forth the terms and provisions applicable to each Award granted under this Plan.

    2.6 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

    2.7  "CHANGE IN CONTROL" shall have the meaning assigned to such term in
Section 9.2.

    2.8 "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

    2.9 "COMPANY" means Integrated Medical Resources, Inc., a Kansas corporation, and any successor thereto.

    2.10 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

    2.11 "DISABILITY" shall have the same meaning as given that term in the long term disability insurance policy of the Company as in effect on the date in question.

    2.12 "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

    2.13 "FAIR MARKET VALUE" means the value determined in good faith by the Administrator in accordance with uniform and nondiscriminatory standards.

    2.14 "GRANT DATE" means, with respect to an Award, the date on which the Award was granted.

    2.15 "NON-EMPLOYEE DIRECTOR" means any director of the Company or an Affiliate who is not an officer or employee of the Company or any Affiliate.

    2.16 "OPTION" means an option to purchase Shares.

    2.17 "PARTICIPANT" means a Non-Employee Director to whom an outstanding Award has been granted.

    2.18 "PLAN" means the Integrated Medical Resources, Inc. Non-Employee Director Stock Option Plan.

    2.19 "RULE 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing, or superseding such regulation.

    2.20 "SECTION 16 PERSON" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

    2.21 "SHARES" means the shares of common stock of the Company.

    2.22 "TERMINATION OF SERVICE," "TERMINATION" or "TERMINATES" means a cessation of the service of a Non-Employee Director as a Non-Employee Director of the Company or an Affiliate for any reason, including, but not limited to, a cessation by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate.


                                      SECTION 3
                                    ADMINISTRATION

    3.1  THE ADMINISTRATOR.  The Plan shall be administered by the Board.

    3.2 AUTHORITY OF THE ADMINISTRATOR. It shall be the duty of the Administrator to administer this Plan in accordance with the provisions hereof. The Administrator shall have all powers and discretion necessary or appropriate to administer this Plan and to control its operation, including, but not limited to, the power to (a) determine which Non-Employee Directors shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the terms and provision of this Plan and of the Awards, (d) adopt rules for the administration, interpretation and application of this Plan, and (e) interpret, amend, or revoke any such rules.

    3.3 DELEGATION BY THE ADMINISTRATOR. The Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more directors or officers of the Company; provided, however, that the Administrator may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize this Plan's qualification under Rule 16b-3.

    3.4 DECISIONS BINDING. All determinations and decisions made by the Administrator and any delegate of the Administrator appointed pursuant to
Section 3.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.


                                      SECTION 4
                             SHARES SUBJECT TO THIS PLAN

    4.1 AVAILABLE SHARES. Subject to Section 4.2 below, the maximum aggregate number of Shares which may be granted and sold under the Plan is 140,000; provided, however, that Shares subject to an Option granted under this Plan shall, upon the expiration or termination of such Option, to the extent unexercised, again be available for grant under this Plan. Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

    4.2 ADJUSTMENTS IN AWARDS. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, share combination, or other change in the corporate structure of the Company affecting the Shares, the Administrator shall adjust the number and class of Shares which may be delivered under the Plan, the numerical limit of
Section 4.1 above, and the number, class, and price of Shares subject to outstanding Awards in such manner as the Administrator in its sole discretion shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.


                                      SECTION 5
                                    STOCK OPTIONS

    5.1 GRANT OF OPTIONS. Subject to the terms and provisions of this Plan, Options may be granted to Non-Employee Directors at any time and from time to time as determined by the Administrator in its sole discretion. The Administrator in its sole discretion shall determine the number of Shares subject to each Option.

    5.2 AWARD AGREEMENT. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Administrator in its sole discretion shall determine.

    5.3 EXERCISE PRICE. The Exercise Price per Share for each Option shall be determined by the Administrator in its sole discretion.

    5.4 EXPIRATION OF OPTIONS. The Administrator in its sole discretion (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable and (b) may, after an Option is granted, extend the maximum term of the Option.

    5.5 EXERCISABILITY OF OPTIONS. Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Administrator shall determine in its sole discretion; provided however, that all Options granted under this Plan shall become immediately exercisable upon death or Disability or (subject to the limitations set forth in Section 9.1) as of the first date that a Change in Control shall be deemed to have occurred. After an Option is granted, the Administrator in its sole discretion may accelerate the exercisability of the Option.

    5.6 PAYMENT. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or by certified or cashiers check. The Administrator in its sole discretion also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, (b) by delivery of an executed promissory note representing indebtedness of the Participant to the Company, (c) by any other means which the Administrator in its sole discretion determines (i) to provide legal consideration for the Shares, and (ii) to be consistent with the purposes of this Plan, or (d) any combination of the methods of payment set forth in this Section. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant or to the Participant's designated broker, Share certificates (which may be in book entry form) representing such Shares.

    5.7 SHARE TRANSFERABILITY. The Administrator may impose transfer restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.


                                      SECTION 6
                                    MISCELLANEOUS

    6.1 NO EFFECT ON SERVICE. Nothing in this Plan shall interfere with or limit in any way the right of the Company's stockholders to remove any Participant at any time in accordance with the Company's Articles of Incorporation and Bylaws or applicable law.

    6.2 PARTICIPATION. No Non-Employee Director shall have the absolute right to be selected to receive an Award under this Plan, or, having been so selected, to receive a future Award.

    6.3 INDEMNIFICATION. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from
(a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

    6.4 SUCCESSORS. All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor of the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

    6.5 NO RIGHTS AS STOCKHOLDER. No Participant nor any beneficiary thereof shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award or the exercise thereof, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or his or her beneficiary.


                                      SECTION 7
                         AMENDMENT, TERMINATION, AND DURATION

    7.1 AMENDMENT, SUSPENSION, OR TERMINATION. The Board in its sole discretion may amend or terminate this Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required to maintain this Plan's qualification under Rule 16b-3, any such amendment shall be subject to stockholder approval. The amendment, suspension or termination of this Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of this Plan.

    7.2 DURATION OF THIS PLAN. This Plan shall become effective on the date specified herein, and subject to Section 7.1, shall remain in effect thereafter.


                                      SECTION 8
                                   TAX WITHHOLDING

    8.1 WITHHOLDING REQUIREMENTS. Prior to the delivery of any Shares or cash pursuant to an Award or the exercise thereof, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required to be withheld, if any, with respect to such Award or the exercise thereof.

    8.2 WITHHOLDING ARRANGEMENTS. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, if any, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Administrator agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.
The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                                      SECTION 9
                                  CHANGE IN CONTROL

    9.1 CHANGE IN CONTROL. In the event of a Change in Control of the Company, all Awards granted under this Plan that are then outstanding and not then exercisable shall, unless otherwise provided for in the Agreements applicable thereto, become immediately exercisable as of the first date that the Change in Control shall be deemed to have occurred, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements; provided however, that the Board of Directors of the Company may limit the applicability of this Section with respect to that portion, if any, of any Award to which Section 280G of the Code is applicable.

    9.2 DEFINITION. For purposes of Section 9.1 above, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have been satisfied, unless such condition shall have received prior approval of a majority vote of the Continuing Directors, as defined below, indicating that Section 9.1 shall not apply thereto:

         (a) any "person" (as such term is used in Section 13(d) of the Exchange Act, but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

         (b) during any period of two consecutive years (not including any period prior to the Effective Date of this Plan), individuals ("EXISTING DIRECTORS") who at the beginning of such period constitute the Board of Directors, and any new director (an "APPROVED DIRECTOR") (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (b) or (c) of this Section) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of a least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election previously was so approved (Existing Directors together with Approved Directors constituting "CONTINUING DIRECTORS"), cease for any reason to constitute at least a majority of the Board of Directors; or

         (c) the stockholders of the Company approve a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other person, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity (or any parent thereof) outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation in which no "person" (as defined in Section 9.2(a)) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

         (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect.

                                      SECTION 10
                                  LEGAL CONSTRUCTION

    10.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

    10.2 SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    10.3 REQUIREMENTS OF LAW. The grant of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

    10.4 SECURITIES LAW COMPLIANCE. With respect to Section 16 Persons, Awards under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan or any Award Agreement or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Administrator in its sole discretion.

    10.5 GOVERNING LAW. This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Kansas, excluding its conflict of laws provisions.

    10.6 CAPTIONS. Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of this Plan.